UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report   (Date of earliest event reported):
               February 23, 2005       (February 22, 2005)


                           U.S. PHYSICAL THERAPY, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                Nevada                     1-11151              76-0364866
 (State or other jurisdiction of        (Commission File     (I.R.S. Employer
  incorporation or organization)             Number)        Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
    (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal Officers

On February 23, 2005, the Company announced that Clayton Trier has been elected to the Company's Board of Directors expanding the number of Board members from nine to ten. Mr. Trier was elected on February 22, 2005, with an effective date of February 23, 2005. Mr. Trier will also serve on the Audit Committee of the Board of Directors.

The press release is attached hereto as Exhibit 99.1.

Mr. Trier is a private investor based in Houston, Texas. He was the founder and former Chairman, CEO and President of U.S. Delivery Systems, which developed the first national network providing same-day delivery service. Before it was acquired in 1996, U.S. Delivery was listed for two years on the New York Stock Exchange. From 1987-91, Mr. Trier was President and Co-CEO of Allwaste, Inc., a publicly traded environmental services company. His prior experience also includes having been a partner with Arthur Andersen from 1983-87. Mr. Trier has served on several public company boards and is active in numerous charitable and civic endeavors.


Item 9.01  Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits               Description of Exhibits
--------               -----------------------
99.1                   Press Release

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          U.S. PHYSICAL THERAPY, INC.


Dated: February 23, 2005                  By:  /s/ LAWRANCE W. MCAFEE
                                          -----------------------------------
                                                   Lawrance W. McAfee
                                                 Chief Financial Officer
                                               (duly authorized officer
                                                and principal financial
                                                and accounting officer)

                                INDEX TO EXHIBITS

EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------
99.1                 Press Release dated February 23, 2005.*

* Furnished herewith